UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-01660

Exact name of registrant as specified in charter:	Prudential’s Gibraltar Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	12/31/2004

Date of reporting period:	12/31/2004

Item 1– Reports to Stockholders – [ INSERT REPORT ]

Prudential’s Financial Security Program

Annual Report

DECEMBER 31, 2004

Prudential’s Gibraltar Fund, Inc.

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

IFS-2005-A073249

T

his report is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus and current performance results. Investors should carefully consider the contract and the Fund’s investment objective, risks, and charges and expenses before investing. The contract and the Fund prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Planholders should call 888-778-2888 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2004 is available on the website of the Commission at www.sec.gov and on the Fund’s website at www.irrc.com/prudential.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Planholders may obtain copies of Form N-Q filings by calling 888-778-2888.

Prudential’s Financial Security Program is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Prudential’s Gibraltar Fund, Inc. is distributed by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077, both are Prudential Financial companies and members SIPC. Guarantees are based on the claims-paying ability of the issuing company.

Prudential’s Gibraltar Fund, Inc.

Annual Report

DECEMBER 31, 2004

Letter to Planholders

■	DEAR PLANHOLDER

We hope that you find the annual report for the Gibraltar Fund to be a valuable source of information about your investments. Your success is important to us.

As the New Year begins, we are taking this opportunity to remind you of the importance of asset allocation, a strategy that takes a long-term, disciplined approach and can help minimize risk through a diversified portfolio. Investing in a strategic mix of assets can help you avoid the negative impact of a downturn in one asset class and can help better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizon and risk tolerance. A carefully chosen and broad mix of assets reviewed periodically over time can help you stay focused on meeting your long-term objectives, despite fluctuations in the market.

At Prudential, we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs today and in the future. We look forward to continuing our relationship with you and thank you for your confidence in our products.

Sincerely,

David R. Odenath, Jr.

President,

Prudential’s Gibraltar Fund, Inc.	January 31, 2005

PRESIDENT

DAVID R. ODENATH, JR.

Prudential’s Gibraltar Fund, Inc.

Annual Report

December 31, 2004

MANAGED BY: JENNISON ASSOCIATES LLC

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

PERFORMANCE SUMMARY

Average Annual Total Return Percentages	1-Year	5-Year	10-Year
Prudential’s Gibraltar Fund, Inc.	11.27%	–1.97%	11.01%
S&P 500 Index[1]	10.87%	–2.30%	12.07%

Prudential’s Gibraltar Fund, Inc. inception date: 3/14/1968.

PERFORMANCE SUMMARY

“For the year ended December 31, 2004, the Gibraltar Fund had a total return of 11.27%, compared with the return of 10.87% for the unmanaged S&P 500 Index.

Over the course of 2004, mixed economic data resulted in unsettled equity markets. After first-quarter growth disappointed investors, they began to question the strength and long-term viability of the recovery. High energy prices caused further concern because they could slow the rate of corporate profit growth and consumer spending. The economy, nonetheless, continued to expand at a moderate pace.

The Fund’s information technology, consumer discretionary, and energy sectors led its return, outpacing the respective sectors of the benchmark. None of its sectors finished the year with more than marginal negative returns. However, its underweight in industrials hurt its performance relative to the S&P 500 Index.

The strongest overall performers for the year were consumer discretionary holdings eBay and Starbucks and information technology holdings Apple Computer and Yahoo! eBay has done a commendable job of maintaining the number of listings posted on its domestic and international sites as well as making the site easier to use. We believe eBay’s financial profile remains strong with a high level of recurring transaction revenue, strong profit margins, and relatively little customer or category concentration risk. Starbucks performed well due to healthy U.S. and international expansion, sustained high same-store-sales growth, expected long-term growth, and strong fundamentals. While we have confidence in Apple, we trimmed our position to take advantage of its considerable share-price rise. Yahoo! continues to draw revenues from both advertising and subscription-based services. We remain optimistic on the stock as it executes well and maintains good strategic positioning to take advantage of the trends affecting the industry.

Semiconductor holdings Intel, National Semiconductor, and Texas Instruments detracted from return, as they were caught in the general semiconductor downdraft. Although this downdraft may not be brief, we think its impact may already be incorporated in many semiconductor companies’ share prices. We eliminated the Fund’s positions in Intel and National Semiconductor, but continue to hold Texas Instruments because it is aggressively controlling costs and trying to bring its inventories down quickly.

It appears the global economy is poised to grow at a more modest pace. We think the relative scarcity of growth stocks suits our strengths in selecting them. On the value side, we are particularly interested in companies with catalysts that should lead to outperformance in the near to intermediate term. We remain confident that the supply and demand imbalance for energy will continue for the long term and remain bullish on the energy sector.”

[1]The	S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

Fees and Expenses (unaudited)

As a contract owner investing in the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2004 through December 31, 2004.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Fund expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

Prudential’s Gibraltar Fund, Inc.		Beginning Fund Value July 1, 2004	Ending Fund Value December 31, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Prudential’s Gibraltar Fund, Inc. (Class I)	Actual	$1,000	$1,073	0.60%	$3.13
	Hypothetical	$1,000	$1,022	0.60%	$3.05

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2004, and divided by the 366 days in the Fund’s fiscal year ended December 31, 2004 (to reflect the six-month period).

PRUDENTIAL’S GIBRALTAR FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

ASSETS
Investments, at value (cost $190,760,553)	$235,781,360
Cash	265
Receivable for investments sold	744,635
Interest and dividends receivable	73,315
Prepaid expenses	4,068

Total assets	236,603,643

LIABILITIES
Management fee payable	99,926
Payable for investments purchased	77,358
Audit fee payable	14,793
Accrued expenses and other liabilities	23,009

Total liabilities	215,086

NET ASSETS	$236,388,557

Net assets were comprised of:
Common stock, at $0.01 par value	$289,427
Paid-in capital, in excess of par	275,415,334

275,704,761
Undistributed net investment income	81,555
Accumulated net realized loss on investments and foreign currency transactions	(84,418,566)
Net unrealized appreciation on investments	45,020,807

Net assets, December 31, 2004	$236,388,557

Net asset value and redemption price per share, 28,942,698 outstanding shares of common stock (authorized 75,000,000 shares)	$8.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2004

INVESTMENT INCOME
Dividends (net of $45,798 foreign withholding tax)	$2,503,531
Interest	46,827

2,550,358

EXPENSES
Management fee	1,249,926
Custodian’s fees and expenses	106,000
Audit fee	15,000
Directors’ fees	12,000
Miscellaneous	7,265

Total expenses	1,390,191
Less: custodian fee credit	(241)

Net expenses	1,389,950

NET INVESTMENT INCOME	1,160,408

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	13,604,146
Foreign currency transactions	(44)

13,604,102
Net change in unrealized appreciation (depreciation) on: Investments	9,499,654

NET GAIN ON INVESTMENTS	23,103,756

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,264,164

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2004	Year Ended December 31, 2003
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,160,408	$545,649
Net realized gain (loss) on investments	13,604,102	(6,079,642)
Net change in unrealized appreciation (depreciation) on investments	9,499,654	61,945,265

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,264,164	56,411,272

DIVIDENDS:
Dividends from net investment income	(1,145,611)	(485,320)

CAPITAL STOCK TRANSACTIONS: (a)
Capital stock sold	—	79,461
Capital stock issued in reinvestment of dividends	1,145,611	485,320
Capital stock repurchased	(20,333,715)	(24,242,979)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(19,188,104)	(23,678,198)

TOTAL INCREASE IN NET ASSETS	3,930,449	32,247,754
NET ASSETS:
Beginning of year	232,458,108	200,210,354

End of year (b)	$236,388,557	$232,458,108

(a) TRANSACTIONSIN SHARES OF COMMON STOCK:
Shares sold	—	11,160
Shares issued in reinvestment of dividends	146,864	72,313
Shares repurchased	(2,712,119)	(3,782,141)

NET DECREASE IN SHARES OUTSTANDING	$(2,565,255)	$(3,698,668)

(b) Includesundistributed net investment income of:	$81,555	$66,802

SEE NOTES TO FINANCIAL STATEMENTS.

A1

PRUDENTIAL’S GIBRALTAR FUND, INC.

SCHEDULE OF INVESTMENTS	December 31, 2004

LONG-TERM INVESTMENTS — 99.0%
COMMON STOCKS — 99.0%	Shares	Value (Note 2)
Air Freight & Logistics — 1.8%
United Parcel Service, Inc. (Class “B” Stock)	49,800	$4,255,908

Biotechnology — 4.0%
Amgen, Inc.(a)	74,100	4,753,515
Gilead Sciences, Inc.(a)	93,200	3,261,068
MedImmune, Inc.(a)	53,900	1,461,229

		9,475,812

Capital Markets — 4.0%
Charles Schwab Corp. (The)	149,100	1,783,236
Goldman Sachs Group, Inc.	27,500	2,861,100
Merrill Lynch & Co., Inc.	79,000	4,721,830

		9,366,166

Commercial Services & Supplies — 0.1%
Paychex, Inc.	5,100	173,808

Communications Equipment — 5.1%
Cisco Systems, Inc.(a)	220,100	4,247,930
QUALCOMM, Inc.	106,800	4,528,320
Research In Motion Ltd.(a)	39,500	3,255,590

		12,031,840

Computers & Peripherals — 6.6%
Apple Computer, Inc.(a)	88,800	5,718,720
Dell, Inc.(a)	123,400	5,200,076
International Business Machines Corp. (IBM)	30,500	3,006,690
Lexmark International, Inc. (Class “A” Stock)(a)	21,100	1,793,500

		15,718,986

Consumer Finance — 2.2%
American Express Co.	92,800	5,231,136

Diversified Financial Services — 2.3%
JPMorgan Chase & Co.	138,700	5,410,687

Electronic Equipment & Instruments — 1.4%
Agilent Technologies, Inc.(a)	137,900	3,323,390

Energy Equipment & Services — 4.2%
BJ Services Co.	51,700	2,406,118
Schlumberger, Ltd.	46,100	3,086,395
Smith International, Inc.(a)	41,400	2,252,574
Weatherford International, Ltd. (Bermuda)(a)	41,500	2,128,950

		9,874,037

Food Products — 0.8%
Cadbury Schweppes Plc ADR (United Kingdom)	52,300	1,971,710

Food and Staples Retailing — 2.8%
Costco Wholesale Corp.	38,500	1,863,785
Whole Foods Market, Inc.	50,300	4,796,105

		6,659,890

Healthcare Equipment & Supplies — 1.0%
Alcon, Inc.	30,000	2,418,000

Healthcare Providers & Services — 3.9%
Caremark Rx, Inc.(a)	89,300	3,521,099
UnitedHealth Group, Inc.	32,900	2,896,187

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Healthcare Providers & Services (cont’d.)
WellPoint, Inc.(a)	24,100	$2,771,500

		9,188,786

Hotels, Restaurants & Leisure — 3.0%
Starbucks Corp.(a)	114,700	7,152,692

Household Durables — 0.9%
Harman International Industries, Inc.	17,600	2,235,200

Household Products — 0.9%
Procter & Gamble Co.	37,000	2,037,960

Industrial Conglomerates — 3.8%
General Electric Co.	245,800	8,971,700

Insurance — 3.3%
American International Group, Inc.	43,490	2,855,988
Loews Corp.	71,100	4,998,330

		7,854,318

Internet & Catalog Retail — 4.2%
eBay, Inc.(a)	84,700	9,848,916

Internet Software & Services — 6.1%
Google, Inc. (Class “A” Stock)(a)	31,600	6,101,960
Yahoo!, Inc.(a)	219,500	8,270,760

		14,372,720

Media — 2.1%
DreamWorks Animation SKG (Class “A” Stock)(a)	5,900	221,309
Sirius Satellite Radio, Inc.(a)	116,200	888,930
Univision Communications, Inc. (Class “A” Stock)(a)	88,300	2,584,541
XM Satellite Radio Holdings, Inc. (Class “A” Stock)(a)	36,100	1,358,082

		5,052,862

Metals & Mining — 0.9%
Alumina, Ltd., ADR (Australia)	116,500	2,159,910

Multiline Retail — 1.6%
Target Corp.	71,900	3,733,767

Oil & Gas — 2.6%
Suncor Energy, Inc.	60,800	2,152,320
Total SA, ADR (France)	36,300	3,987,192

		6,139,512

Personal Products — 1.0%
Estee Lauder Cos, Inc. (Class “A” Stock)	50,400	2,306,808

Pharmaceuticals — 6.2%
Allergan, Inc.	38,500	3,121,195
Eli Lilly & Co.	79,900	4,534,325
Novartis AG, ADR (Switzerland)	53,500	2,703,890
Roche Holdings AG, ADR (Switzerland)	37,200	4,282,367

		14,641,777

Semiconductors & Semiconductor Equipment — 4.5%
Marvell Technology Group, Ltd. (Bermuda)(a)	115,900	4,110,973
Maxim Integrated Products, Inc.	58,300	2,471,337

SEE NOTES TO FINANCIAL STATEMENTS.

B1

PRUDENTIAL’S GIBRALTAR FUND, INC. (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2004

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (cont’d.)
Texas Instruments, Inc.	165,800	$4,081,996

		10,664,306

Software — 10.8%
Adobe Systems, Inc.	32,100	2,013,954
Electronic Arts, Inc.(a)	95,600	5,896,608
Mercury Interactive Corp.(a)	56,800	2,587,240
Microsoft Corp.	274,100	7,321,211
NAVTEQ Corp.(a)	31,600	1,464,976
SAP AG, ADR (Germany)	99,700	4,407,737
Symantec Corp.(a)	67,500	1,738,800

		25,430,526

Specialty Retail — 4.4%
Chico’s FAS, Inc.(a)	82,800	3,769,884
Lowe’s Cos., Inc.	45,900	2,643,381
PETsMART, Inc.	66,200	2,352,086
Williams-Sonoma, Inc.(a)	47,400	1,660,896

		10,426,247

Textiles, Apparel & Luxury Goods — 1.0%
Coach, Inc.(a)	42,600	2,402,640

Wireless Telecommunication Services — 1.5%
Nextel Communications, Inc. (Class “A” Stock)(a)	118,300	3,549,000

TOTAL COMMON STOCKS (cost $189,081,553)		234,081,017

WARRANTS(a)	Units
Lucent Technologies, Inc. expiring 12/10/07 (cost $0)	13,508	21,343

TOTAL LONG-TERM INVESTMENTS (cost $189,081,553)		234,102,360

SHORT-TERM INVESTMENT — 0.7%	Principal Amount (000)
Commercial Paper
Citicorp, Inc.
2.00%, 1/3/05 (cost $1,679,000)	$1,679	1,679,000

TOTAL INVESTMENTS — 99.7% (cost $190,760,553; Note 4)		235,781,360
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%		607,197

NET ASSETS — 100%		$236,388,557

The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of December 31, 2004 were as follows:

Software	10.8%
Computers & Peripherals	6.6
Pharmaceuticals	6.2
Internet Software & Services	6.1
Communications Equipment	5.1
Semiconductors & Semiconductor Equipment	4.5
Specialty Retail	4.4
Energy Equipment & Services	4.2
Internet & Catalog Retail	4.2
Biotechnology	4.0
Capital Markets	4.0
Healthcare Providers & Services	3.9
Industrial Conglomerates	3.8
Insurance	3.3
Hotels, Restaurants & Leisure	3.0
Diversified Financial Services	3.0
Food and Staples Retailing	2.8
Oil & Gas	2.6
Consumer Finance	2.2
Media	2.1
Air Freight & Logistics	1.8
Multiline Retail	1.6
Wireless Telecommunication Services	1.5
Electronic Equipment & Instruments	1.4
Healthcare Equipment & Supplies	1.0
Personal Products	1.0
Textiles, Apparel & Luxury Goods	1.0
Household Durables	0.9
Household Products	0.9
Metals & Mining	0.9
Food Products	0.8
Commercial Services & Supplies	0.1

99.7
Other assets in excess of liabilities	0.3

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B2

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

NOTES TO THE FINANCIAL STATEMENTS OF

PRUDENTIAL’S GIBRALTAR FUND, INC.

General

Prudential’s Gibraltar Fund, Inc. (the “Fund”) was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The investment objective of the fund is growth of capital to the extent compatible with a concern for preservation of principal by investing in common stocks and other securities convertible into common stock. The Fund was organized by The Prudential Insurance Company of America (“PICA”) to serve as the investment medium for the variable contract accounts of The Prudential Financial Security Program (“FSP”). The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. Approximately 85% of the Fund’s outstanding shares are owned by Prudential’s Investment Account Plan.

Note 1: Accounting Policies

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements.

Securities Valuation:    Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Custody Fee Credits:    The Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying statements of operations.

Dividends and Distributions:    The fund expects to pay dividends of net investment income semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes:    It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of receivable amounts, at the time the related income is earned.

C1

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 2:	Management Fee and Other Transactions with Affiliates

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of Jennison, compensation of officers of the Fund, costs related to shareholder reporting, occupancy and certain clerical and administrative expenses of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of 0.55 of 1% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as distributor of the shares of the fund. No distribution or service fees are paid to PIMS as distributor of shares of the Fund.

PI, PICA, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc.

Note 3:	Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2004 aggregated $165,644,183 and $181,330,336, respectively.

Note 4:	Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended December 31, 2004, the adjustments were to decrease accumulated net realized loss on investments and foreign currency transactions and decrease undistributed net investment income by $44, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2004 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$192,589,515	$44,721,346	$1,529,501	$43,191,845

The difference between book basis and tax basis is attributable to deferred losses on wash sales.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $1,145,611 and $485,320 of ordinary income for the years ended December 31, 2004 and 2003.

As of December 31, 2004, the accumulated undistributed earnings on a tax basis was $81,555 of ordinary income.

For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 2004 of approximately $82,590,000 of which, $14,685,000 expires in 2009, $54,969,000 expires in 2010 and $12,936,000 expires in 2011. Approximately $11,873,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund elected to treat net post-October foreign currency losses of $101 incurred in the two month period ended December 31, 2004 as having occurred in the following fiscal year.

C2

Financial Highlights

	Prudential’s Gibraltar Fund, Inc.
	Year Ended December 31,
	2004	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.38	$5.69	$7.79	$9.99	$15.67

Income (Loss) From Investment Operations:
Net investment income	0.04	0.02	0.06	0.08	0.09
Net realized and unrealized gains (losses) on investments	0.79	1.69	(2.10)	(1.69)	0.25

Total from investment operations	0.83	1.71	(2.04)	(1.61)	0.34

Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.02)	(0.06)	(0.08)	(0.09)
Distributions from net realized gains	—	—	—	(0.05)	(5.93)
Tax return of capital distributions	—	—	—	(0.46)	—

Total dividends and distributions	(0.04)	(0.02)	(0.06)	(0.59)	(6.02)

Net Asset Value, end of year	$8.17	$7.38	$5.69	$7.79	$9.99

Total Investment Return(a)	11.27%	29.99%	(26.23)%	(16.45)%	1.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$236.4	$232.5	$200.2	$298.0	$423.5
Ratios to average net assets:
Expenses	0.61%	0.63%	0.23%	0.13%	0.13%
Net investment income	0.51%	0.26%	0.87%	0.87%	0.57%
Portfolio turnover rate	74%	80%	89%	69%	82%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board Of Directors And Shareholders Of Prudential’s Gibraltar Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential’s Gibraltar Fund, Inc. hereafter referred to as the “Fund”, including the schedule of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2003 and the financial highlights for the periods presented prior to December 31, 2004, were audited by another independent registered public accounting firm, whose report dated, February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 11, 2005

E1

Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2004) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 2004, the Fund paid $0.04 per share from ordinary income. Further, we wish to advise you that all of the ordinary income dividends paid in the fiscal year ended December 31, 2004, qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

E2

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

Saul K. Fenster, Ph.D. (3/22/33)	Director, Since 1983	74	Member (since 2000), Board of Directors of IDT Corporation

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) of Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (7/15/38)	Director, Since 2001	74	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Julian A. Lerner (11/12/24)	Director Emeritus, Since 2003	74	—

Principal Occupations During Past 5 Years – Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.

W. Scott McDonald, Jr. (4/19/37)	Vice Chairman and Director, Since 1983	74	—

Principal Occupations During Past 5 Years – Of Counsel (since 2004); formerly Management Consultant (1997-2004) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (11/11/41)	Chairman and Director, Since 2001	74	Director (since 1988) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003); Vice President and Director of Hi-tech of Rochester.

Thomas M. O’Brien (12/5/50)	Director, Since 2003	74	Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.

Principal Occupations During Past 5 Years – President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.

John A. Pileski (9/2/39)	Director, Since 2003	74	Director (since April 2001) of New York Community Bank.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (8/14/35)	Director, Since 2003	74	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

Interested Directors
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*David R. Odenath (3/8/57)	President and Director Since 1999	74	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

F1

Interested Directors
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*Robert F. Gunia (12/15/46)	Vice President and Director since 2001	167	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since June 1999) of Prudential Investments LLC (PI); Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Officers
Name, Address**, and Birthdate	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (6/28/59)	Treasurer and Principal Financial and Accounting Officer Since 1997	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (8/9/58)	Secretary Since 2001	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

William V. Healey (7/28/53)	Chief Legal Officer Since 2004	Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus; Assistant Secretary (since June 2004) of The Asia Pacific Fund, Inc.

Edward P. Macdonald (7/4/67)	Assistant Secretary Since 2003	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002); Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Lee D. Augsburger (6/7/59)	Chief Compliance Officer Since 2004	Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (10/12/64)	Anti-Money Laundering Compliance Officer Since 2002	Vice President, Prudential (since November 1998), First Vice President Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Helene Gurian (10/25/53)	Acting Anti-Money Laundering Compliance Officer Since 2004	Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-present) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

* “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F2

This report is not authorized for distribution unless preceded or accompanied by a current prospectus and current performance results. The prospectus contains complete information regarding risks and charges, and expenses, and should be read carefully before you invest or send money.

Variable annuities contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. For costs and complete details, refer to your contract or contact your licensed financial professional.

For service-related questions, please contact the Annuity Service Center at (888) 778-2888.

The 2004 Audited Financial Statements of The Prudential Insurance Company of America will be available commencing on April 30, 2005. You may call (888) 778-2888 to obtain a free copy of the Audited Financial Statements.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-2005–A073249    FSP AR    Ed. 01/31/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $14,700 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended December 31, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2)	Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On August 30, 2004, the Board of Directors adopted the following nominations and communications policy:

Governance Committee: The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.

The Governance Committee Charter is available on the Fund’s website at www.prudential.com.

Selection of Director Nominees: The Governance Committee is responsible for considering director nominees at such times as it considers electing new directors to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Mr. Thomas T. Mooney) or the Chair of the Governance Committee (Mr. Saul K. Fenster, Ph.D.), in either case c/o Prudential’s Gibraltar Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated;

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund’s investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a director, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

Shareholder Communications with Directors: Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, c/o Prudential’s Gibraltar Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual director by writing to that director at Prudential’s Gibraltar Fund, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a	)	Code of Ethics – Attached hereto

(b	)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Prudential’s Gibraltar Fund, Inc.

By (Signature and Title)*	/s/ JONATHAN D. SHAIN
Jonathan D. Shain
Secretary

Date February 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ DAVID R. ODENATH
David R. Odenath
President and Principal Executive Officer

Date February 18, 2005

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 18, 2005

*	Print the name and title of each signing officer under his or her signature.